UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023 (June 7, 2023)

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MercadoLibre, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300
(Address of Principal Executive Offices) (Zip Code)

+598-2-927-2770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 7, 2023 for the following purposes:

•	to elect the nominees for Class I directors recommended by the Company’s board of directors, to serve until the 2026 Annual Meetings of Stockholders, or until such time as their respective successors are elected and qualified;
•	to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2022;
•	to approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation; and
•	to ratify the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The number of issued and outstanding shares of the Company’s common stock entitled to vote as of April 11, 2023, the record date for the Annual Meeting, was 50,207,607 shares. 43,498,235 shares of common stock were represented either in person (by means of remote communication) or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all Class I director nominees, approved (on an advisory basis) the Company’s executive compensation for fiscal year 2022, approved (on an advisory basis) to hold an advisory vote on executive compensation every one year and ratified the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

In accordance with the voting results on the frequency of the advisory vote on executive compensation and its previous recommendation, the Board of Directors determined that future advisory votes on executive compensation will be held every year.

Proposal One — Election of Class I Directors:

Nominee for Class I Directors	For	Withheld
Susan Segal	39,645,178	602,161
Mario Eduardo Vázquez	35,189,178	5,058,161
Alejandro Nicolás Aguzin	37,880,664	2,366,675

In addition, there were 3,250,896 broker non-votes associated with the election of the Class I directors.

Proposal Two — Advisory Vote on the Compensation of our Named Executive Officers:

For	Against	Abstain
36,859,989	3,362,649	24,701

In addition, there were 3,250,896 broker non-votes associated with the advisory vote on the compensation of our Named Executive Officers.

Proposal Three — Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation:

One Year	Two Years	Three Years	Abstain
39,932,608	37,259	259,543	17,929

In addition, there were 3,250,896 broker non-votes associated with the frequency of an advisory vote on executive compensation.

Proposal Four - Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
43,415,900	68,968	13,367

There were no broker non-votes arose in connection with Proposal Four.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: June 12, 2023	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer